Net Periodic Pension Costs at KII, AVX and TA (Detail) (Foreign, JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Foreign
Defined Benefit Plan Disclosure [Line Items]
Service cost	¥ 311	¥ 297	¥ 453
Interest cost	1,886	2,123	1,768
Expected return on plan assets	(1,210)	(988)	(1,684)
Amortization of prior service cost	9	9	13
Recognized actuarial loss	250	283	102
Net periodic pension costs	¥ 1,246	¥ 1,724	¥ 652